EXECUTION VERSION

AMENDMENT AGREEMENT
This AMENDMENT AGREEMENT (this “Agreement”), dated as of June 20, 2017, is made by and among LPL HOLDINGS, INC., a Massachusetts corporation (the “Borrower”), LPL FINANCIAL HOLDINGS INC., a Delaware corporation (“Holdings”) and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as administrative agent for the Lenders under the Credit Agreement (as defined below) (in such capacity, the “Administrative Agent”).
WHEREAS, the Borrower, Holdings and JPMorgan are parties to that certain Amended and Restated Credit Agreement, dated as of March 10, 2017 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing prior to the date hereof, the “Credit Agreement”; capitalized terms not otherwise defined herein shall have the respective meaning assigned to such terms in the Credit Agreement), among the Borrower, Holdings, the banks, financial institutions and other investors from time to time parties thereto as Lenders, JPMorgan, as Administrative Agent, Collateral Agent, a Letter of Credit Issuer and a Swingline Lender, and the other banks and agents from time to time party thereto;
WHEREAS, Section 13.1 of the Credit Agreement provides that the Credit Agreement and any other Credit Document may be amended, with the consent of the Borrower, Holdings and the Administrative Agent, to cure any ambiguity, omission, defect or inconsistency;
WHEREAS, the Borrower, Holdings and the Administrative Agent desire to amend the Credit Agreement in order to cure an omission or defect on the terms set forth herein; and
WHEREAS, in accordance with Section 13.1 of the Credit Agreement, the form of this Agreement has been made available to the Lenders for at least five Business Days and the Administrative Agent has not received a written objection to this Agreement from the Required Lenders;
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION 1.    Amendment. Section 10.1 of the Credit Agreement is hereby amended to cure an error or omission by deleting the words “[Reserved]” in clause (u) thereof and replacing it with the words “Guarantee Obligations incurred by the Borrower or any Restricted Subsidiary in respect of Investments made as guarantees of the obligations of financial advisors to any Person making loans, mortgages, advances and extensions of credit to such financial advisors, to the extent permitted under Section 10.5(v)”.
SECTION 2.    Effectiveness. Section 1 of this Amendment shall become effective on the date that the Administrative Agent shall have received this Amendment, duly executed by the Borrower, Holdings and the Administrative Agent. This Amendment is a “Credit Document” for purposes of the Credit Agreement and the other Credit Documents.
SECTION 3.    Reference to and Effect on the Credit Agreement.
(a)    On and after the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by, and after giving effect to, this Agreement.
(b)    Each Credit Document, after giving effect to this Agreement, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed, except that, on and after the effectiveness of this Agreement, each reference in each of the Credit Documents (including the Security Agreement and the other Security Documents) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by and after giving effect to, this Agreement.
SECTION 4.    Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier (or other electronic transmission) shall be effective as delivery of a manually executed counterpart of this Agreement.
SECTION 5.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.
SECTION 6.    GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed by their respective officers thereunto duly authorized, as of the date and year first written above.

LPL HOLDINGS, INC.,
as Borrower

By: /s/ Matthew Audette	Name: Matthew Audette Title: Chief Financial Officer

LPL FINANCIAL HOLDINGS INC.,
as Holdings

By: /s/ Matthew Audette	Name: Matthew Audette Title: Chief Financial Officer

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By: /s/ Michael E. Murray
Name: Michael E. Murray
Title: Managing Director

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